Exhibit 99.1
Rivian Releases Q4 2023 and Full-Year 2023 Production Figures and Sets Date for Fourth Quarter and Full-Year 2023 Results

Irvine, California, January 2, 2024: Rivian Automotive, Inc. (NASDAQ: RIVN) today announced production totals for the quarter and full-year ending December 31, 2023. The company produced 17,541 vehicles at its manufacturing facility in Normal, Illinois and delivered 13,972 vehicles during the same period.

On a full-year 2023 basis, the company produced 57,232 vehicles and delivered 50,122. This exceeded management’s most recent full-year 2023 production guidance of 54,000 vehicles.

The company also announced that on February 21st, after market close, it will release its fourth quarter 2023 financial results.

Rivian will host an audio webcast at 5:00 p.m. ET the same day to discuss the performance and outlook for the business. The live webcast will be available at https://edge.media-server.com/mmc/p/h74hmdp6/, and a replay will be available for four weeks at www.rivian.com/investors following the webcast.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our production ramp-up and anticipated production levels. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and our other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review

Exhibit 99.1
of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

About Rivian:

Rivian exists to create products and services that help our planet transition to carbon neutral energy and transportation. Rivian designs, develops, and manufactures category-defining electric vehicles and accessories and sells them directly to customers in the consumer and commercial markets. Rivian complements its vehicles with a full suite of proprietary, value-added services that address the entire lifecycle of the vehicle and deepen its customer relationships. Learn more about the company, products, and careers at www.rivian.com.

Contacts:
Investors: ir@rivian.com

Media: Harry Porter, media@rivian.com